UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 28, 2007

Date of earliest event reported

INFOSPACE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200 Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2007, InfoSpace, Inc., a Delaware corporation (“InfoSpace” or the “Company”), entered into the ninth amendment (the “Amendment”) to the Office Lease Agreement, dated March 10, 2000, between the Company and WA-Three Bellevue Center, L.L.C., a Delaware limited liability company (the “Landlord”), as amended (the “Lease”), with respect to the Company’s headquarters located at 601 108th Avenue, N.E., Bellevue, Washington (the “Key Center”).

The Company entered into the Amendment in connection with the completion of the sale of its mobile services business (the “Mobile Business”) to Motricity, Inc., a Delaware corporation (“Motricity”), pursuant to the terms of a definitive Asset Purchase Agreement, dated October 15, 2007, by and between the Company and Motricity.

Pursuant to the Amendment, effective as of December 20, 2007, the Company vacated and surrendered and delivered exclusive possession to the Landlord of certain office space located on the 8th, 9th and 10th floors of the Key Center that had been previously occupied by the Company and subject to the Lease. In accordance with such reduction in office space occupied by InfoSpace, the Company and the Landlord also agreed to a reduction in the aggregate monthly base rent payable by InfoSpace with respect to the office space that the Company continues to occupy in the Key Center, as set forth in the Amendment.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2007, the employment with the Company of Allen M. Hsieh, the Company’s Chief Financial Officer, and of Brian T. McManus, the Company’s Executive Vice President—Online, was terminated in connection with the completion of the sale of the Company’s directory and mobile businesses. Each of Messrs. Hsieh and McManus will receive severance payments and benefits pursuant to his respective employment agreement with the Company.

Effective January 1, 2008, the Company’s Board of Directors appointed David B. Binder to the position of Chief Financial Officer. Mr. Binder, 38, joined the Company as Vice President of Finance in October 2004. From November 2001 to October 2004, he served as Director, and later Senior Director, of Business Development at drugstore.com, Inc., an online drug store.

Pursuant to an employment agreement entered into between the Company and Mr. Binder, effective January 1, 2008 (the “Binder Employment Agreement”), Mr. Binder will be employed in the position of Chief Financial Officer on an at-will basis. The Binder Employment Agreement provides for an annual base salary of $210,000, which is subject to annual review, but which in no event shall be less than $210,000, eligibility for an annual performance bonus to be set at not less than 50% of the then-base salary, and a grant of 50,000 Restricted Stock Units (“RSU”), effective January 2, 2008, with 33% of the RSU vesting on January 2, 2009 and 16.7% vesting each six-month period thereafter. Pursuant to the Binder Employment Agreement, he will also receive a stock option grant for 150,000 shares of common stock to be granted at a later date by the Compensation Committee of the Board of Directors, with 33% of the stock option vesting on January 2, 2009 and 16.7% vesting each six-month period thereafter. If Mr. Binder’s employment is terminated by InfoSpace without Cause (as defined in the Binder Employment Agreement) or by Mr. Binder for Good Reason (as defined in the Binder Employment Agreement), including in connection with a change of control,

Mr. Binder is entitled to severance benefits of a lump sum payment equal to 100% of his annual salary and annual bonus rate, acceleration of vesting of 50% of his unvested stock options and 50% of his unvested RSUs, and certain insurance benefits.

Also effective January 1, 2008, the Company’s Board of Directors appointed Eric M. Emans to the position of Chief Accounting Officer. Mr. Emans, 34, joined the Company as Corporate Controller in September 2006. However, Mr. Emans had previously held various positions at the Company from September 2003 to December 2005, including Manager, Revenue Assurance and Senior Manager, Finance. From December 2005 to September 2006, he served as Director, Mobile Operations, at Corbis Corporation, a provider of visual content and rights services. From June 1999 to September 2003, he served as Auditor at Deloitte & Touche, LLP, a big four accounting firm.

Pursuant to an employment agreement entered into between the Company and Mr. Emans, effective January 1, 2008 (the “Emans Employment Agreement”), Mr. Emans will be employed in the position of Chief Accounting Officer on an at-will basis. The Emans Employment Agreement provides for an annual base salary of $170,000, which is subject to annual review, but which in no event shall be less than $170,000, eligibility for an annual performance bonus to be set at not less than 30% of the then-base salary, and a grant of 35,000 RSUs, effective January 2, 2008, with 33% of the RSU vesting on January 2, 2009 and 16.7% vesting each six-month period thereafter. Pursuant to the Emans Employment Agreement, Mr. Emans will also receive a stock option grant for 75,000 shares of common stock to be granted at a later date by the Compensation Committee of the Board of Directors, with 33% of the stock option vesting on January 2, 2009 and 16.7% vesting each six-month period thereafter. If Mr. Emans’s employment is terminated by InfoSpace without Cause (as defined in the Emans Employment Agreement) or by Mr. Emans for Good Reason (as defined in the Emans Employment Agreement), including in connection with a change of control, Mr. Emans is entitled to severance benefits of a lump sum payment equal to 100% of his annual salary and annual bonus rate, acceleration of vesting of 50% of his unvested stock options and 50% of his unvested RSUs, and certain insurance benefits.

The foregoing summaries of the Binder Employment Agreement and the Emans Employment Agreement do not purport to be complete and are qualified in their entirety by the Binder Employment Agreement and the Emans Employment Agreement, which are attached hereto as Exhibit 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

In addition to the changes in management discussed above, effective December 28, 2007, the employment with the Company of Steven Elfman, the Company’s Executive Vice President—Mobile, was terminated in connection with completion of the sale of the Company’s mobile services business to Motricity, Inc. Also, effective December 31, 2007, the employment with the Company of R. Bruce Easter, the Company’s Senior Vice President, General Counsel and Secretary was terminated in connection with the completion of the sale of the Company’s mobile and directory businesses.

Effective January 1, 2008, Alejandro C. Torres, who most recently served as Senior Corporate Counsel at the Company, was promoted to General Counsel and Secretary.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Ninth Amendment to Office Lease, effective as of December 21, 2007, by and between InfoSpace, Inc. and WA—Three Bellevue Center, L.L.C. for office space located at 601 108th Avenue, N.E., Bellevue, Washington.

10.2	Employment Agreement effective as of January 1, 2008 between InfoSpace, Inc. and David Binder

10.3	Employment Agreement effective as of January 1, 2008 between InfoSpace, Inc. and Eric Emans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008

INFOSPACE, INC.

By:	/s/ David Binder
David Binder Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Ninth Amendment to Office Lease, effective as of December 21, 2007, by and between InfoSpace, Inc. and WA—Three Bellevue Center, L.L.C. for office space located at 601 108th Avenue, N.E., Bellevue, Washington.

10.2	Employment Agreement effective as of January 1, 2008 between InfoSpace, Inc. and David Binder

10.3	Employment Agreement effective as of January 1, 2008 between InfoSpace, Inc. and Eric Emans